CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form S-8 filed with the Securities and Exchange Commission of our report dated February 20, 2003 on the financial statements of American Savings Bank of NJ for the year ended September 30, 2002.




                                         /s/Crowe Chizek and Company LLC
                                         ---------------------------------------
                                         Crowe Chizek and Company LLC



Oak Brook, Illinois
November 11, 2003